Exhibit 10.1.20

EXECUTION VERSION

AMENDMENT NO. 1
TO
CREDIT AGREEMENT

This AMENDMENT NO. 1 to Credit Agreement, dated as of December 21, 2016 (this “Amendment”), is entered into among CALPINE CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“Credit Suisse”) as the initial New Lender (as defined below), and CITIBANK, N.A., as administrative agent (in such capacity and including any successors in such capacity, the “Administrative Agent”), and amends the Credit Agreement, dated as of May 31, 2016 (as amended, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and MUFG Union Bank, N.A., as collateral agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to effect the changes described below;
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.Amendments to the Credit Agreement
The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended to:
(a)delete the references to “2.00%” and “3.00%” in the definition of “Applicable Margin” set forth in Section 1.1 of the Credit Agreement and replace such references with “1.75%” and “2.75%”, respectively; and

(b)delete the reference to “prior to December 1, 2016” in Section 2.13(b) of the Credit Agreement and replace such reference with “prior to June 21, 2017”.

Section 2.Conditions Precedent to the Effectiveness of this Amendment
This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 1 Effective Date”):
(a)Executed Counterparts. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the initial New Lender and the Administrative Agent,

(b)Executed Consents. The Administrative Agent shall have received a consent (“Consent”) in the form of Exhibit A to this Amendment, duly executed by each Lender (including each replacement financial institution that becomes a Lender pursuant to Section 2.26 of the Credit Agreement, but excluding any Non-Consenting Lender (as defined below)) by 5:00 p.m., New York City time on December 14, 2016 (the “Consent Deadline”);

(c)No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, either on the date hereof or on the Amendment No. 1 Effective Date;

(d)Representations and Warranties. The representations and warranties of the Borrower contained in Article 3 of the Credit Agreement and Section 3 of this Amendment or any other Loan Document shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 1 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(e)Officer’s Certificate. The Borrower shall have provided a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (c) and (d) of this Section 2;

(f)Fees and Expenses Paid. The Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Lead Arrangers (as defined in that certain Fee Letter dated December 12, 2016 to which the Borrower is a party) and the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for such Lead Arrangers and the Administrative Agent with respect thereto) and all other fees then due and payable to the Lead Arrangers and the Administrative Agent in connection with this Amendment; and

(g)Patriot Act. To the extent reasonably requested by the initial New Lender in writing not less than five (5) Business Days prior to the Amendment No. 1 Effective Date, the initial New Lender shall have received prior the Amendment No. 1 Effective Date, all documentation and other information with respect to the Loan Parties required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

Section 3.Representations and Warranties

On and as of the Amendment No. 1 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender (including the initial New Lender) as follows:
(a)this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with its terms and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Credit Agreement and each other Loan Document is true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 1 Effective Date, as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(c)no Default or Event of Default has occurred and is continuing.

Section 4.New Lenders and Non-Consenting Lenders If any Lender under the Credit Agreement (each a “Non-Consenting Lender”) declines or fails to consent to this Amendment by failing to return an executed Consent to the Administrative Agent prior to the Consent Deadline or elects to assign a portion of its Term Loans as provided in its executed Consent, then pursuant to and in compliance with the terms of Section 2.26 of the Credit Agreement, such Lender may be replaced and its commitments and/or obligations (or a portion thereof) purchased and assumed by either a new lender (a “New Lender”) or an existing Lender which is willing to increase its Term Loans. For the avoidance of doubt, each Non-Consenting Lender will be deemed to have executed an Assignment and Assumption Agreement (“Assignment Agreement”) for all of its then outstanding Term Loans).

Section 5.Fees and Expenses
The Borrower agrees to pay in accordance with the terms of Section 9.5 of the Credit Agreement all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

Section 6.Reference to the Effect on the Loan Documents

(a)As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 1 Effective Date.

(b)Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, the Lead Arrangers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)This Amendment is a Loan Document.

Section 7.Reaffirmation

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guarantee and Collateral Agreement, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents.

Section 8.Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 9.Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED

AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 10.Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
Section 11.Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 12.Severability

The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
Section 13.Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 14.Jurisdiction; Waiver of Jury Trial

The jurisdiction and waiver of right to trial by jury provisions in Section 9.12 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

CALPINE CORPORATION

By:	/s/ ZAMIR RAUF
Name: Zamir Rauf Title: Executive Vice President and Chief Financial Officer

THE GUARANTORS SET FORTH ON
ANNEX I & II TO THIS SIGNATURE
PAGE

By:	/s/ ZAMIR RAUF
Name: Zamir Rauf Title: Executive Vice President and Chief Financial Officer

THE GUARANTORS SET FORTH ON
ANNEX III & IV TO THIS SIGNATURE
PAGE

By:	/s/ HETHER BENJAMIN BROWN
Name: Hether Benjamin-Brown Title: Vice President

[Signature Page to Calpine Corporation May 2016 Credit Agreement
Amendment No. 1]

ANNEX I

Name of Guarantor
Anacapa Land Company, LLC
Anderson Springs Energy Company
Aviation Funding Corp.
Baytown Energy Center, LLC
CalGen Expansion Company, LLC
CalGen Project Equipment Finance Company Three, LLC
Calpine Administrative Services Company, Inc.
Calpine Auburndale Holdings, LLC
Calpine Bethlehem, LLC
Calpine c*Power, Inc.
Calpine CalGen Holdings, Inc.
Calpine Calistoga Holdings, LLC
Calpine Central Texas GP, Inc.
Calpine Central, Inc.
Calpine Central-Texas, Inc.
Calpine Cogeneration Corporation
Calpine Eastern Corporation
Calpine Edinburg, Inc.
Calpine Energy Services GP, LLC
Calpine Energy Services LP, LLC
Calpine Energy Services, L.P.
Calpine Fuels Corporation
Calpine Generating Company, LLC
Calpine Geysers Company, L.P.
Calpine Gilroy 1, Inc.
Calpine Gilroy 2, Inc.
Calpine Global Services Company, Inc.
Calpine Hidalgo Energy Center, L.P.
Calpine Hidalgo Holdings, Inc.
Calpine Hidalgo, Inc.
Calpine Kennedy Operators, Inc.
Calpine KIA, Inc.
Calpine King City, Inc.
Calpine King City, LLC
Calpine Leasing Inc.
Calpine Long Island, Inc.
Calpine Magic Valley Pipeline, LLC

Name of Guarantor
Calpine Mid-Atlantic Energy, LLC
Calpine Mid-Atlantic Generation, LLC
Calpine Mid-Atlantic Marketing, LLC
Calpine MVP, LLC
Calpine Newark, LLC
Calpine New Jersey Generation, LLC
Calpine Northbrook Holdings Corporation
Calpine Northbrook Investors, LLC
Calpine Northbrook Project Holdings, LLC
Calpine Operations Management Company, Inc.
Calpine Power Company
Calpine Power Management, LLC
Calpine Power, Inc.
Calpine PowerAmerica, LLC
Calpine PowerAmerica-CA, LLC
Calpine PowerAmerica-ME, LLC
Calpine Project Holdings, Inc.
Calpine Solar, LLC
Calpine Stony Brook Operators, Inc.
Calpine Stony Brook, Inc.
Calpine TCCL Holdings, Inc.
Calpine Texas Pipeline GP, Inc.
Calpine Texas Pipeline LP, Inc.
Calpine Texas Pipeline, L.P.
Calpine University Power, Inc.
Calpine Vineland Solar, LLC
CES Marketing IX, LLC
CES Marketing X, LLC
Channel Energy Center, LLC
Corpus Christi Cogeneration, LLC
CPN 3rd Turbine, Inc.
CPN Acadia, Inc.
CPN Cascade, Inc.
CPN Clear Lake, Inc.
CPN Pipeline Company
CPN Pryor Funding Corporation
CPN Telephone Flat, Inc.
Delta Energy Center, LLC
Freestone Power Generation, LLC
GEC Bethpage Inc.

Name of Guarantor
Geysers Power Company, LLC
Geysers Power I Company
Hillabee Energy Center, LLC
Idlewild Fuel Management Corp.
JMC Bethpage, Inc.
Los Medanos Energy Center LLC
Magic Valley Pipeline, L.P.
Modoc Power, Inc.
New Development Holdings, LLC
NTC Five, Inc.
Pastoria Energy Center, LLC
Pastoria Energy Facility L.L.C.
Pine Bluff Energy, LLC
RockGen Energy LLC
South Point Energy Center, LLC
South Point Holdings, LLC
Stony Brook Cogeneration, Inc.
Stony Brook Fuel Management Corp.
Sutter Dryers, Inc.
Texas City Cogeneration, LLC
Texas Cogeneration Five, Inc.
Texas Cogeneration One Company
Thermal Power Company
Zion Energy LLC

ANNEX II

Name of Guarantor
Deer Park Energy Center LLC
Deer Park Holdings, LLC
Metcalf Energy Center, LLC
Metcalf Holdings, LLC

ANNEX III

Name of Guarantor
Calpine Construction Management Company, Inc.
Calpine Mid-Atlantic Operating, LLC

ANNEX IV

Name of Guarantor
Calpine Operating Services Company, Inc.

CREDIT SUISSE AG, CAYMAN
ISLANDS BRANCH, as initial New Lender

By:	/s/ MIKHAIL FAYBUSOVICH
Name: Mikhail Faybusovich Title: Authorized Signatory

By:	/s/ WARREN VAN HEYST
Name: Warren Van Heyst Title: Authorized Signatory

[Signature Page to Calpine Corporation May 2016 Credit Agreement Amendment No. 1]

CITIBANK, N.A.,
as Administrative Agent

By:	/s/ KIRKWOOD ROLAND
Name: Kirkwood Roland Title: Managing Director & Vice President

[Signature Page to Calpine Corporation May 2016 Credit Agreement Amendment No. 1]

Exhibit A
CONSENT TO AMENDMENT NO. 1
CONSENT (this “Consent”) TO AMENDMENT NO. 1 (“Amendment”) to the Credit Agreement, dated as of May 31, 2016 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent and MUFG Union Bank, N.A., as collateral agent. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Amendment.

Date of Credit Agreement:    ☐ May 31, 2016

Fill in existing position (if any): $ _____________________

Check the first or second box below

☐	Consent: The undersigned Lender (including any New Lender) hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Term Loans held by such Lender.

☐
Decline:
The undersigned Lender declines to participate and elects to have all of the outstanding principal amount of the Term Loans held by such Lender be assigned on the Amendment No. 1 Effective Date to a New Lender and is hereby deemed to execute the Assignment Agreement.

Name of Lender: ____________________________________________________ by ____________________________________________________ Name: Title:
For any Institution requiring a second signature line: by ____________________________________________________ Name: Title: